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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported:  October 6, 1999)

                               AUTOWEB.COM, INC.
            (Exact name of registrant as specified in this charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-25577                               77-0412737
    (Commission File Number)        (I.R.S. Employer Identification Number)

          3270 Jay Street, Building 6, Santa Clara, California 95054
            (Address of Principal Executive Offices)    (Zip Code)

                                (408) 554-9552
             (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On October 6, 1999, Autoweb.com, Inc. ("Autoweb.com"), pursuant to an Asset Purchase Agreement dated as of September 8, 1999 by and among Autoweb.com, The Gale Group, Inc., a Delaware corporation ("Seller"), Thomson Information Licensing Corporation, a Delaware corporation ("TILC") and THI (U.S.) Inc., a Delaware corporation ("THI"), acquired substantially all of the assets of Seller's Automotive Information Center ("AIC") division for approximately $20,000,000, including $16,000,000 in cash and the remainder in shares of Autoweb.com common stock. AIC acquires, develops, markets, distributes and licenses certain automotive-related data, software products and services to consumers, manufacturers and the media. The purchase price for the assets was determined by extensive negotiations between Autoweb.com and Seller. Autoweb.com used its working capital and capital stock for the purchase price.

     As part of the purchase, Autoweb.com acquired certain computer hardware and software and office furniture, equipment and supplies Seller used in the AIC business. Autoweb.com intends to continue to use such assets in the AIC business.

     A copy of the Asset Purchase Agreement is filed as Exhibit 2.01 to this Report and is incorporated herein by this reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Business Acquired.

           The financial statements required to be filed will be filed by amendment within the time period permitted for such filing as specified in Form 8-K, Item 7(a)(4).

      (b)  Pro Forma Financial Information.

           The financial statements required to be filed will be filed by amendment within the time period permitted for such filing as specified in Form 8-K, Item 7(b)(2).

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      (c)  Exhibits.

           The following exhibits are filed herewith:


Exhibit No.                      Description of Exhibit
----------                       ----------------------

   2.01 Asset Purchase Agreement dated as of September 8, 1999, among Autoweb.com, Inc., The Gale Group, Inc., a Delaware corporation ("Seller"), Thomson Information Licensing Corporation, a Delaware corporation ("TILC") and THI (U.S.) Inc., a Delaware corporation ("THI")

   4.01 Registration Rights Agreement dated as of September 8, 1999 by and between Autoweb.com, Inc. and The Gale Group, Inc.

--------------------------------

     * Registrant will furnish supplementally a copy of any omitted schedule or exhibit to Exhibits 2.01 and 4.01 to the Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  October 12, 1999          Autoweb.com, Inc.


                                    By:  /s/ Samuel M. Hedgpeth III
                                         --------------------------
                                         Samuel M. Hedgpeth III
                                         Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                      Description of Exhibit
----------                       ----------------------

   2.01 Asset Purchase Agreement dated as of September 8, 1999, among Autoweb.com, Inc., The Gale Group, Inc., a Delaware corporation ("Seller"), Thomson Information Licensing Corporation, a Delaware corporation ("TILC") and THI (U.S.) Inc., a Delaware corporation ("THI")

   4.01 Registration Rights Agreement dated as of September 8, 1999 by and between Autoweb.com, Inc. and The Gale Group, Inc.

--------------------------------

     * Registrant will furnish supplementally a copy of any omitted schedule or exhibit to Exhibits 2.01 and 4.01 to the Commission upon request.

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